                                    UNITED STATES
                          SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C.  20549


                                       FORM 8-K


                         Pursuant to Section 13 or 15(d) of
                         the Securities Exchange Act of 1934


        Date of report (Date of earliest event reported): March 23, 1998.




                       FIRST BANK CORPORATE CARD MASTER TRUST
                (Exact name of registrant as specified in its charter)


        United States               000-22781               41-1877237
(State or other jurisdiction       (Commission           (I.R.S. Employer
     of incorporation)             File Number)        Identification No.)


        141 North Main Avenue
       Sioux Falls, South Dakota                               57117
(Address of principal executive offices)                     (Zip Code)



         Registrant's telephone number, including area code:   (605) 339-8600


                                    Not Applicable
            (Former name or former address, if changed since last report.)



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ITEM 5.   OTHER EVENTS.

          Pursuant to the Pooling and Servicing Agreement, dated as of February 1, 1997 (the "Agreement"), among First Bank of South Dakota (National Association), as Transferor, FBS Card Services, Inc., as Servicer, and Citibank, N.A., as Trustee on behalf of the Certificateholders of the First Bank Corporate Card Master Trust, as supplemented by the Series 1997-1 Supplement thereto, dated as of February 27, 1997, the Servicer has prepared and delivered to the Trustee two monthly servicer's certificates with respect to the Interest Payment Dates of February 17, 1998, and March 16, 1998, which monthly servicer's certificates are attached hereto as Exhibits 99.1 and 99.2.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

          The following are filed herewith.  The exhibit numbers correspond with
          Item 601(b) of Regulation S-K.


Exhibit        Description of Exhibit
-------        ----------------------

 99.1          Monthly Servicer's Certificate dated February 11, 1998

 99.2          Monthly Servicer's Certificate dated March 10, 1998

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                                      SIGNATURE

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereto duly authorized.


Date: March 23, 1998.


                              FIRST BANK CORPORATE CARD MASTER TRUST
                              By FIRST BANK OF SOUTH DAKOTA (NATIONAL
                              ASSOCIATION), as Originator


                              By /s/ David P. Grandstrand
                                -----------------------------------------
                                David P. Grandstrand
                                Senior Vice President and Treasurer


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                                    EXHIBIT INDEX


Exhibit        Description of Exhibit
-------        ----------------------
  99.1         Monthly Servicer's Certificate dated February 11, 1998

  99.2         Monthly Servicer's Certificate dated March 10, 1998





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